EXHIBIT 10.37

[EXECUTION]
AMENDMENT NO. 5 TO CREDIT AGREEMENT
This Amendment No. 5 to Credit Agreement, dated as of September 27, 2016 (this “Amendment”), is among Ferrellgas, L.P., a Delaware limited partnership (the “Borrower”), Ferrellgas, Inc., a Delaware corporation and sole general partner of the Borrower (the “General Partner”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the Lenders party hereto.
INTRODUCTION

A.
The Borrower, the General Partner, the Administrative Agent and the Lenders entered into that certain Credit Agreement, dated as of November 2, 2009 (as amended, supplemented, or restated to the date hereof, the “Original Agreement” and, as amended by this Amendment, the “Credit Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans and other extensions of credit to the Borrower as therein provided; and

B.	The Borrower, the General Partner, the Administrative Agent and the Lenders desire to amend the Original Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other extensions of credit that may hereafter be made by the Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
Section 1    Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
Section 2    Amendments to Original Agreement.
(a)    Section 1.01 of the Original Agreement is hereby amended by:
(i)    adding the following definitions in the appropriate alphabetical order:
“Amendment No. 5 Effective Date” means September 27, 2016.

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“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471 (b) (1) of the Code and any intergovernmental agreement entered into in connection with any of the foregoing, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such

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EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(ii)    amending the definition of “Applicable Rate” in its entirety to read as follows:
“Applicable Rate” means:
(a)    for the period commencing on the Amendment No. 5 Effective Date through and including January 31, 2018, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate/Standby Letters of Credit	Base Rate	Commercial Letters of Credit	Commitment Fee
1	<2.75:1	1.75%	0.75%	1.75%	0.35%
2	≥2.75:1 but <3.25:1	2.00%	1.00%	2.00%	0.35%
3	≥3.25:1 but <3.75:1	2.25%	1.25%	2.25%	0.50%
4	≥3.75:1 but <4.25:1	2.50%	1.50%	2.50%	0.50%
5	≥4.25:1 but <5.00:1	2.75%	1.75%	2.75%	0.50%
6	≥5.00:1 but < 5.50 to 1	3.00%	2.00%	3.00%	0.50%
7	≥5.50:1	3.50%	2.50%	3.50%	0.50%

    (b)    for the period commencing on February 1, 2018 and at all times thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

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Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate/Standby Letters of Credit	Base Rate	Commercial Letters of Credit	Commitment Fee
1	<2.75:1	1.75%	0.75%	1.75%	0.35%
2	≥2.75:1 but <3.25:1	2.00%	1.00%	2.00%	0.35%
3	≥3.25:1 but <3.75:1	2.25%	1.25%	2.25%	0.50%
4	≥3.75:1 but ≤4.25:1	2.50%	1.50%	2.50%	0.50%
5	>4.25:1	2.75%	1.75%	2.75%	0.50%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio pursuant to clause (a) or (b) above, as applicable, shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, the maximum Pricing Level set forth in clause (a) or (b) above, as applicable, shall apply, in each case as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.
Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).
(iii)    amending the definition of “Base Rate” by adding the following language at the end of the first sentence immediately before the period contained therein:
; and if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
(iv)    amending the definition of “Committed Loan Notice” in its entirety to read as follows:
“Committed Loan Notice” means a notice of (a) a Revolving Credit Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A, or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic

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transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
(v)    amending clause (e) contained in the definition of “Defaulting Lender” as follows:
(A)    by deleting “or” at the end of subclause (ii);
(B)    by inserting “or” at the end of subclause (iii);
(C)    by inserting the following as new subclause (iv) immediately before the proviso contained in such definition:
(iv)    become the subject of a Bail-In Action.
(vi)    amending the definition of “Eurodollar Rate” by:
(A)    by deleting “and” at the end of clause (a);
(B)    by adding “and” at the end of clause (b);
(C)    by inserting the following as new clause (c):
(c)    if the Eurodollar Rate shall be less than zero, such rate shall     be deemed zero for purposes of this Agreement.
(vii)    amending the definition of “Excluded Taxes” as follows:
(A)    by deleting “and” at the end of clause (c);
(B)    by inserting “and” at the end of clause (d); and
(C)    by inserting the following as new clause (e) immediately before the period at the end of such definition
(e)    any U.S. federal withholding Taxes imposed pursuant to FATCA
(viii)    amending the definition of “Responsible Officer” by adding the following language to the end of the first sentence contained therein immediately before the period:
and, solely for purposes of notices given pursuant to Article II, any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent

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(ix)    amending the definition of “Swing Line Loan Notice” in its entirety to read as follows:
“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B, or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
(b)    Section 2.02(a) of the Original Agreement is hereby amended by replacing the first sentence contained therein in its entirety with the following:
Each Revolving Credit Borrowing, each conversion of Revolving Credit Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Committed Loan Notice; provided that any telephonic notice by the Borrower must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice.
(c)    Section 2.04(b) of the Original Agreement is hereby amended by replacing the first sentence contained therein in its entirety with the following:
Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone , or (B) a Swing Line Loan Notice; provided that any telephonic notice by the Borrower must be confirmed immediately by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice.
(d)    Section 3.01(c)(i) of the Original Agreement is hereby amended by adding the following to the end of such subsection:
Each of the Loan Parties shall, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or a L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below.
(e)    Section 3.01(e)(ii) of the Original Agreement is hereby amended by adding the following to the end of such subsection as new clause (C) immediately following clause (B)(V):
(C)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to

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fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(f)    ARTICLE III of the Original Agreement is hereby amended by adding a new Section 3.08 at the end thereof as follows:
3.08    FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the Amendment No. 5 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
(g)    Section 5.20 of the Original Agreement is hereby amended in its entirety as follows:
5.20    OFAC. Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer, or Affiliate thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.
(h)    ARTICLE V of the Original Agreement is hereby amended by adding a new Section 5.21 and Section 5.22 at the end thereof as follows:
5.21    Anti-Corruption Laws. The Borrower and its Subsidiaries conduct their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions and, to the extent they deem appropriate, institute and maintain policies and procedures designed to promote and achieve compliance with such laws.

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5.22    EEA Financial Institution. No Loan Party is an EEA Financial Institution.
(i)    Section 6.12(c) of the Original agreement is hereby amended by adding the following before the period of the last sentence of such subsection:
and deliver to each Lender and the Administrative Agent such flood certificates or other documents reasonably requested by such Lender or the Administrative Agent to permit such Lender or the Administrative Agent to comply with all applicable flood Laws.
(j)    ARTICLE VI of the Original Agreement is hereby amended by adding a new Section 6.20 at the end thereof as follows:
6.20    Anti-Corruption Laws. Conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions. and, to the extent it deems appropriate, maintains policies and procedures designed to promote and achieve compliance with such laws.
(k)    Section 7.05(k)(iv) of the Original Agreement is hereby amended to read in its entirety as follows:
(iv)     if such Disposition is a Material Disposition, then (i) if such Disposition occurs prior to February 1, 2018, the Borrower must apply the net cash proceeds received therefrom in excess of $25,000,000 by the Borrower or such Restricted Subsidiary to prepay the Loans (and the Aggregate Commitments shall be automatically and permanently reduced by such amount), and (ii) if such Disposition occurs on February 1, 2018 or any time thereafter, the Borrower must apply the net cash proceeds received therefrom in excess of $25,000,000 by the Borrower or such Restricted Subsidiary within 360 days of such receipt (or within 180 days with respect to any such net cash proceeds in excess of $50,000,000) (A) to the acquisition of substantially similar assets so disposed of or other Reinvestments or purchases of operating assets permitted by this Agreement, or (B) to the extent not applied pursuant to the immediately preceding clause (A), to prepay the Loans (and the Aggregate Commitments shall be automatically and permanently reduced by such amount); and

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(l)    Section 7.11(c) of the Original Agreement is hereby amended in its entirety as follows:
(c)     Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any period of four fiscal quarters of the Borrower ending on such date to be greater than the maximum ratio specified below:

Fiscal Quarters Ended:	Maximum Ratio
October 31, 2016	6.05 to 1.0
January 31, 2017 and April 30, 2017	5.95 to 1.0
July 31, 2017	6.05 to 1.0
October 31, 2017 and January 31, 2018	5.95 to 1.0
April 30, 2018 and at all times thereafter	5.5 to 1.0

(m)    ARTICLE VII is hereby amended by adding a new Section 7.21 at the end thereof as follows:
7.21    Anti-Corruption Laws. Directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions.
(n)    Section 10.17 of the Original Agreement is hereby amended in its entirety as follows:
10.17    Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act,

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or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
(o)    ARTICLE X is hereby amended by adding a new Section 10.20 at the end thereof as follows:
10.20     Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

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Section 3    Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when and only when:
(a)    The Administrative Agent shall have received all of the following, at the Administrative Agent’s office:
(i)    an original counterpart to this Amendment, duly executed by the Borrower, the General Partner, the Administrative Agent and the Required Lenders and
(ii)    a certificate signed by a Responsible Officer of the General Partner certifying as of the date of this Amendment (A) that no Default exists, (B) that there have been no changes to the Organizational Documents of any Loan Party since the date such Organizational Documents were last certified to the Administrative Agent, (C) to the resolutions of the Loan Parties approving this Amendment and the related transactions (which certification may, if applicable, be by reference to previously adopted resolutions), and (D) to the signature and incumbency certificates of the Responsible Officers of each Loan Party (which certification may, if applicable, be by reference to previously delivered incumbency certificates).
(b)    The Borrower shall have paid, in connection with the Loan Documents, all recording, handling, legal, and other fees or payments required to be paid to the Administrative Agent or any Lender pursuant to any Loan Documents for which an invoice has been received at least one Business Day before the date hereof.
Section 4    Confirmation; Representations and Warranties.
In order to induce each Lender to enter into this Amendment, the Borrower represents and warrants to each Lender that:
(a)    The representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all respects at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extensions of credit under the Credit Agreement or that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.
(b)    The Borrower and the General Partner are duly authorized to execute and deliver this Amendment and have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Borrower and the General Partner hereunder.
(c)    The execution and delivery by the Borrower and the General Partner of this Amendment, the performance by the Borrower and the General Partner of their obligations hereunder

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and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the Organization Documents of the Borrower or the General Partner, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Borrower or the General Partner, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Borrower or the General Partner. Except for those which have been obtained, no consent, approval, authorization or order of any court or Governmental Authority or third party is required in connection with the execution and delivery by the Borrower and the General Partner of this Amendment or to consummate the transactions contemplated hereby.
(d)    When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of the Borrower and the General Partner, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.
Section 5    Miscellaneous.
(a)    Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.
(b)    Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full.
(c)    Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
(d)    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(e)    Counterparts; Electronic Transmission. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

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(f)    ENTIRE AGREEMENT.    THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

FERRELLGAS, L.P. By: Ferrellgas, Inc., as its General Partner
By:	/s/ Alan C. Heitmann
Name:	Alan C. Heitmann
Title:	Executive Vice President, Chief Financial Officer & Treasurer

FERRELLGAS, INC.
By:	/s/ Alan C. Heitmann
Name:	Alan C. Heitmann
Title:	Executive Vice President, Chief Financial Officer & Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT

BANK OF AMERICA, N.A, as Administrative Agent
By:	/s/ Priscilla Baker
Name:	Priscilla Baker
Title:	Assistant Vice President

BANK OF AMERICA, N.A, as a Lender
By:	/s/ Kimberly Miller
Name:	Kimberly Miller
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT

WELLS FARGO BANK, N.A
By:	/s/ David Brooks
Name:	David Brooks
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.
By:	/s/ Kenneth Fatur
Name:	Kenneth Fatur
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT

FIFTH THIRD BANK
By:	/s/ Stephen Watts
Name:	Stephen Watts
Title:	VP

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT

BMO HARRIS BANK N.A.
By:	/s/ David Hunt
Name:	David Hunt
Title:	VP

By:	/s/ Chad Rock
Name:	Chad Rock
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT

THE PRIVATEBANK & TRUST COMPANY
By:	/s/ Zack Strube
Name:	Zack Strube
Title:	Associate Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT

SUNTRUST BANK
By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT

CAPITAL ONE, N.A.
By:	/s/ Gina Monette
Name:	Gina Monette
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Madeline L. Moran
Name:	Madeline L. Moran
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Tim Landro
Name:	Tim Landro
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT

CONSENT AND AGREEMENT
The undersigned hereby (i) consents to the provisions of the Amendment No. 5 to Credit Agreement (the “Fifth Amendment”) and the transactions contemplated herein, (ii) ratifies and confirms its Amended and Restated Guaranty dated as of October 21, 2013, as amended, supplemented, or restated (“Guaranty”), made by it for the benefit of the Administrative Agent and the Lenders, executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its obligations and covenants thereunder shall remain unimpaired by the execution and delivery of the Fifth Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that its Guaranty and the other Loan Documents shall remain in full force and effect.

FERRELLGAS, INC. BLUE RHINO GLOBAL SOURCING, INC.
By:	/s/ Alan C. Heitmann
Alan C. Heitmann
Executive Vice President, Chief Financial Officer & Treasurer

BRIDGER ENVIRONMENTAL, LLC BRIDGER LOGISTICS, LLC By: Ferrellgas, L.P., its sole member By: Ferrellgas, Inc., its general partner
By:	/s/ Alan C. Heitmann
Name:	Alan C. Heitmann
Title:	Executive Vice President, Chief Financial Officer & Treasurer

SIGNATURE PAGE TO CONSENT AND AGREEMENT

BRIDGER ENERGY, LLC
BRIDGER LAKE, LLC
BRIDGER MARINE, LLC
BRIDGER ADMINISTRATIVE SERVICES II, LLC
BRIDGER REAL PROPERTY, LLC
BRIDGER TRANSPORTATION, LLC
BRIDGER LEASING, LLC
BRIDGER STORAGE, LLC
BRIDGER RAIL SHIPPING, LLC

By: Bridger Logistics, LLC, its sole member
By: Ferrellgas, L.P., its sole member
By: Ferrellgas, Inc., its general partner

By:	/s/ Alan C. Heitmann
Name:	Alan C. Heitmann
Title:	Executive Vice President, Chief Financial Officer & Treasurer

J.J. ADDISON PARTNERS, LLC
J.J. KARNACK PARTNERS, LLC
J.J. LIBERTY, LLC

By: Bridger Real Property, LLC, its sole member
By: Bridger Logistics, LLC, its sole member
By: Ferrellgas, L.P., its sole member
By: Ferrellgas, Inc., its general partner

By:	/s/ Alan C. Heitmann
Name:	Alan C. Heitmann
Title:	Executive Vice President, Chief Financial Officer & Treasurer

SIGNATURE PAGE TO CONSENT AND AGREEMENT

BRIDGER TERMINALS, LLC By: Bridger Logistics, LLC, its sole member By: Ferrellgas, L.P., its sole member By: Ferrellgas, Inc., its general partner
By:	/s/ Alan C. Heitmann
Name:	Alan C. Heitmann
Title:	Executive Vice President, Chief Financial Officer & Treasurer

BRIDGER SWAN RANCH, LLC By: Bridger Terminals, LLC, its sole member By: Bridger Logistics, LLC, its sole member By: Ferrellgas, L.P., its sole member By: Ferrellgas, Inc., its general partner
By:	/s/ Alan C. Heitmann
Name:	Alan C. Heitmann
Title:	Executive Vice President, Chief Financial Officer & Treasurer

SOUTH C&C TRUCKING, LLC By: Bridger Logistics, LLC, its sole manager By: Ferrellgas, L.P., its sole member By: Ferrellgas, Inc., its general partner
By:	/s/ Alan C. Heitmann
Name:	Alan C. Heitmann
Title:	Executive Vice President, Chief Financial Officer & Treasurer

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